EXHIBIT 10.63

                 AGREEMENT UNDER THE PARENT AGREEMENT


          This Agreement Under The Parent Agreement (this "Agreement"), dated as of January 23, 1996 among IMC Global Inc., a Delaware corporation ("IMC"), IMC Global Operations Inc., a Delaware corporation ("Operations"), Freeport-McMoRan Resource Partners Limited Partnership, a Delaware limited partnership ("FRP"), Freeport-McMoRan Inc., a Delaware corporation ("FTX"), and IMC-Agrico Company, a Delaware general partnership (the "Partnership").

          WHEREAS, Operations, FRP, FTX and the Partnership, as well as IMC with respect to certain provisions, are parties to an Amended and Restated Parent Agreement (the "Parent Agreement"), dated as of July 1, 1993 and amended and restated as of May 26, 1995;

          WHEREAS, IMC, Bull Merger Company, a wholly-owned subsidiary of IMC ("Merger Sub"), and The Vigoro Corporation ("Vigoro"), a Delaware corporation, have entered into an Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") which provides for the merger (the "Merger") of Merger Sub with and into Vigoro, with Vigoro surviving as a subsidiary of IMC, all of the outstanding common stock of which will be owned by IMC; and

          WHEREAS, Operations, FRP, FTX, the Partnership and IMC desire to, among other things, supplement the Parent Agreement as hereinafter provided.

          NOW, THEREFORE, in consideration of the covenants and agreements herein set forth and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          Section 1. Except as otherwise defined or amended herein, capitalized terms used in this Agreement shall have the meaning ascribed to such terms in the Parent Agreement.

          Section 2. Between the date of the consummation of the Merger and the date of the termination of the Partnership, IMC agrees to consult with the FRP Representatives prior to instituting changes in IMC management personnel that affect the direct reporting responsibility of the general manager of the Partnership; provided, however, that any such changes instituted by IMC shall not require the consent or approval of any of the Partnership, the Policy Committee or the FRP Partner.

          Section 3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

          Section 4. This Agreement may be signed in counterparts. Any single counterpart or set of counterparts signed, in either case, by all the parties hereto shall constitute a full and original agreement for all purposes.

          Section 5. This Agreement is solely for the benefit of the parties hereto and no provision of this Agreement shall be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

          IN WITNESS WHEREOF, the parties have signed this Agreement on the date first written above.

                         IMC GLOBAL OPERATIONS INC.


                         By:  MARSCHALL I. SMITH
                         Name Printed:  Marschall I. Smith
                         Title:  Senior Vice President,
                                 Secretary and General Counsel


                         FREEPORT-MCMORAN RESOURCE PARTNERS, LIMITED
                         PARTNERSHIP

                              By:  FREEPORT MCMORAN INC., its general
                                   partner


                              By:  RENE L. LATIOLAIS
                              Name Printed:  Rene L. Latiolais
                              Title:  President and
                                      Chief Executive Officer


                         FREEPORT-MCMORAN INC.


                         By:  RENE L. LATIOLAIS
                         Name Printed:  Rene L. Latiolais
                         Title:  President and
                                 Chief Executive Officer


                         IMC-AGRICO COMPANY

                         By:  IMC-AGRICO MP, INC., its general
                              partner

                              By:  MARSCHALL I. SMITH
                              Name Printed:  Marschall I. Smith
                              Title:  Senior Vice President,
                                      Secretary and General Counsel


                                                            By:  IMC-AGRICO
                              GP, COMPANY, its general
                                                                 partner

                              By:  MARSCHALL I. SMITH
                              Name Printed:  Marschall I. Smith
                              Title:  Senior Vice President,
                                      Secretary and General Counsel


                                                  By:  AGRICO, LIMITED
                              PARTNERSHIP

                         By:  Freeport-McMoRan Inc., its general
                              partner

                              By:  RENE L. LATIOLAIS
                              Name Printed:  Rene L. Latiolais
                              Title:  President and
                                      Chief Executive Officer


                         IMC GLOBAL INC.


                         By:  MARSCHALL I. SMITH
                         Name Printed:  Marschall I. Smith
                         Title:  Senior Vice President,
                                 Secretary and General Counsel

0104637.03   02/14/96 2:43 PM